UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 28, 2004

Correctional Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 PGA Blvd., Suite 750, Palm Beach Gardens, Florida 33410

(Address and zip code of principal executive offices)

(561) 630-6336

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2004, Correctional Properties Trust (the “Company”) entered in to employment agreements with the Charles R. Jones, Chief Executive Officer, and David J. Obernesser, Chief Financial Officer. The employment agreements expire on April 30, 2009, unless terminated sooner in accordance with the terms of the agreements.

The employment agreements are attached as Exhibits 10.1 and 10.2 to this Form 8-K filing

Item 2.02. Results of Operations and Financial Condition.

Correctional Properties Trust issued a press release on November 2, 2004 regarding its results of operations for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Correctional Properties Trust, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 28, 2004, the Board of Trustees of Correctional Properties Trust appointed Ms. Donna Arduin to the Board of Trustees, filing a vacancy as a Class II trustee. Ms. Arduin was also appointed to serve as a member of the Audit Committee and Independent Committee of the Board of Trustees.

The press release issued by Correctional Properties Trust on November 2, 2004 is attached hereto as Exhibit 99.2 to this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement dated October 28, 2004 by and between Correctional Properties Trust and Charles R. Jones
10.2	Employment Agreement dated October 28, 2004 by and between Correctional Properties Trust and David Obernesser
99.1	Press Release dated November 2, 2004.
99.2	Press Release dated November 2, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRECTIONAL PROPERTIES TRUST
November 2, 2004	By:	/s/ David J. Obernesser
David J. Obernesser
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement dated October 28, 2004 by and between Correctional Properties Trust and Charles R. Jones
10.2	Employment Agreement dated October 28, 2004 by and between Correctional Properties Trust and David Obernesser
99.1	Press Release dated November 2, 2004.
99.1	Press Release dated November 2, 2004.

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